UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-10201

The Appleton Funds
   (Exact name of registrant as specified in charter)

One Post Office Square, 6th Floor

 Boston, Massachusetts 02109
(Address of principal executive offices) (Zip code)

Daniel T. Buckley
One Post Office Square, 6th Floor
 Boston, Massachusetts 02109
          (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 338-0700

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

APPLETON EQUITY GROWTH FUND Symbol: APLEX Semi-Annual Report June 30, 2016 Investment Adviser Appleton Partners, Inc. One Post Office Square, Sixth Floor Boston, MA 02109

Performance Recap:
For stocks, the first half of 2016 was straddled by bouts of volatility. A litany of fears gripped stock investors over the first six weeks of the year, sending the S&P 500 down over 10% before rallying off the February 11th low to finish the first quarter with a 1.35% total return. According to the WSJ, the first quarter of 2016 marked the first time since 1933 that the benchmark fell over 10%, yet rallied to finish positive. Amid the volatility in stocks, the yield on the 10-Year U.S. Treasury Bond dropped nearly 50 basis points to close the quarter at 1.78%. Investors were able to shake off a “Brexit” scare in late June to finish the second quarter with modest gains in the broader stock market. While the S&P 500 returned 2.46% over the quarter to bring the year-to-date total return up to 3.84%, underlying sector and style performance was markedly uneven. For example, the NASDAQ composite, which is more heavily weighted to the traditionally higher growth Technology, Consumer Discretionary, and Healthcare sectors, has returned -2.66% midway through the year. By comparison, the Appleton Equity Growth Fund’s total year-to-date return was -7.00%.

Market Commentary
Fear and extremely negative sentiment drove stocks substantially lower in January and February. In our estimation, markets were trading on macro anxieties including the potential for a recession in the U.S., a hard landing in China, a continued slide in oil prices, and a persistently strong dollar. We believed that there was a disconnect between those fears and what the underlying fundamentals were signaling and resisted the urge to capitulate. Despite the rebound in the general market, the underlying sector performance was disparate. The rally in stocks off the February 11th low was largely driven by Energy, Materials, and Industrials, which all are largely tied to the rebound in oil. All of these sectors have a lower relative growth profile, which suggests they were driven by short-term trading dynamics rather than long term fundamentals. Meanwhile, the higher growth oriented Healthcare, Technology, and Consumer Discretionary sectors underperformed, as their defensive counterparts were favored. By the end of March, fears over China’s imminent collapse had subsided, oil prices had rebounded off lows, and the dollar stabilized at a weaker level.

Given the interest rate environment, the trend that dominated the stock market for the first half of 2016 was the relative outperformance of the high-dividend yielding sectors. The drop in bond yields and heightened volatility enticed investors into traditionally defensive, value-oriented sectors like Telecom and Utilities. With the 10-Year Treasury yielding 1.47% as of 6/30 and trending lower, the roughly 4% dividend yield from these companies looked attractive to income investors, evidenced by both sectors returning over 20% through the first six months of the year. These bond-proxy sectors typically are referred to as value plays; however, we would argue that the rise in the stocks of these companies has left them at anything but a value. By any number of valuation measures, the Utilities, Telecoms, and Staples are expensive relative to the other sectors and their own historic valuation ranges. Should equity investors turn their attention back to fundamentals, as we suspect they will, companies with favorable relative growth profiles should come back in favor given their relatively cheap valuation levels.

Portfolio Commentary
As noted above, investors repeatedly preferred the defensive sectors, such as the Utilities, Telecoms, and Consumer Staples, pursuing yield in this low-interest-rate environment. The

Fund was underweight these segments of the market given that our investment process favors companies with robust and sustainable earnings growth. Stock selection was the primary driver of the relative underperformance, particularly in the Consumer Discretionary, Health Care, and Technology sectors. A handful of stocks pressured the Fund’s relative returns, particularly during the correction in early February. Since then, these names have collectively outpaced the benchmark, providing comfort in our decision to continue to own them.

On the positive side, a number of Technology holdings positively contributed to the Fund’s performance. We will continue to look for opportunities in this and other sectors, where we presently find the highest concentration of companies that exhibit strong relative growth versus their peers.

Outlook
We have a positive outlook on the overall stock market but continue to monitor certain risks. Geopolitical risks, China’s economic and currency fluctuations, any lingering Brexit implications for the global economy, and the U.S. economic outlook all remain in focus. In our view, however, the U.S. will avoid an imminent recession. Global central banks, including our own Federal Reserve, are likely to remain historically accommodative providing ample liquidity to the financial system and fostering modest economic growth. Corporate earnings are likely to rebound from their multi-quarter streak of negative growth, as oil and dollar headwinds abate. In this environment of modest growth, we believe that companies with the potential for strong relative top and bottom line growth should ultimately be rewarded. Relative to history and the other sectors of the market, we believe that current valuations are signaling that “growth is on sale,” and we anticipate that investors will rotate back into these sectors as we move throughout the latter half of the year.

Sincerely,

Daniel Buckley

Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in small & mid-sized companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Basis point is a value equaling one one-hundredth of a percent. (1/100 of 1%)

The NASDAQ Composite is the market capitalization-weighted index of approximately 3,000 common equities listed on the NASDAQ Stock Exchange.

Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price.

Distributed by Quasar Distributors, LLC.

EXPENSE EXAMPLE
June 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Annualized Net Expense Ratio June 30, 2016	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period(1) January 1, 2016 – June 30, 2016
Actual(2)	1.50%	$1,000.00	$ 930.00	$7.20
Hypothetical (5% annual return before expenses)	1.50%	1,000.00	1,017.40	7.52

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
(2)	Based on actual returns for the six-month period ended June 30, 2016 of (7.00)%

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
 As of June 30, 2016 (Unaudited)
Sector	% of Net Assets
Information Technology	25.9%
Health Care	22.0%
Consumer Discretionary	18.8%
Financials	13.2%
Consumer Staples	8.1%
Industrials	6.7%
Materials	2.6%
Energy	1.6%
Money Market Fund	1.1%
Other Assets in Excess of Liabilities	0.0%
100.0%

SCHEDULE OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Market Value

	Common Stocks — 98.9%
	Consumer Discretionary — 18.8%
540	Amazon.com, Inc. *	$386,435
4,950	Carnival Corp.	218,790
2,335	Delphi Automotive PLC	146,171
3,585	Hasbro, Inc.	301,104
3,875	Home Depot, Inc.	494,798
4,550	Netflix, Inc. *	416,234
7,500	Starbucks Corp.	428,400
3,950	The Walt Disney Co.	386,389
		2,778,321
	Consumer Staples — 8.1%
2,540	Constellation Brands, Inc. — Class A	420,116
2,500	Costco Wholesale Corp.	392,600
3,900	CVS Health Corp.	373,386
		1,186,102
	Energy — 1.6%
2,500	Exxon Mobil Corp.	234,350
	Financials — 13.2%
4,100	American Tower Corp.	465,801
23,000	Bank of America Corp.	305,210
2,400	Goldman Sachs Group, Inc.	356,592
1,700	Intercontinental Exchange, Inc.	435,132
6,100	JPMorgan Chase & Co.	379,054
		1,941,789
	Health Care — 22.0%
1,700	Allergan, Inc. *	392,853
2,900	Amgen, Inc.	441,235
5,100	Cerner Corp. *	298,860
1,475	Edwards Lifesciences Corp. *	147,102
1,650	Illumina, Inc. *	231,627
4,450	Medtronic PLC	386,127
2,150	Stryker Corp.	257,634
3,000	Thermo Fisher Scientific, Inc.	443,280
2,375	UnitedHealth Group, Inc.	335,350
6,400	Zoetis, Inc.	303,744
		3,237,812
	Industrials — 6.7%
1,650	Lockheed Martin Corp.	409,480
1,800	Roper Industries, Inc.	307,008
3,950	Wabtec Corp.	277,409
		993,897

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS, continued
June 30, 2016 (Unaudited)

Shares		Market Value
	Information Technology — 25.9%
4,550	Akamai Technologies, Inc. *	$254,481
500	Alphabet, Inc. — Class C *	346,050
7,515	Apple, Inc.	718,434
2,200	Broadcom Ltd.	341,880
2,800	Electronic Arts, Inc. *	212,128
4,500	Facebook, Inc. — Class A *	514,260
4,000	NXP Semiconductors N.V. *	313,360
3,100	Palo Alto Networks, Inc. *	380,184
8,425	PayPal Holdings, Inc. *	307,597
5,850	Visa, Inc. — Class A	433,895
		3,822,269
	Materials — 2.6%
1,325	The Sherwin-Williams Co.	389,113
	Total Common Stocks (Cost $11,174,453)	14,583,653

	Short-Term Investment — 1.1%
	Money Market Fund — 1.1%
163,270	Fidelity Institutional Government Portfolio Fund — Class I, 0.26% (a)	163,270
	Total Short-Term Investment (Cost $163,270)	163,270
	Total Investments — 100.0% (Cost $11,337,723)	14,746,923
	Other Assets in Excess of Liabilities — 0.0%	2,868
	Total Net Assets — 100.0%	$14,749,791

Percentages are stated as a percent of net assets.
* Non-income producing.
(a) Represents annualized seven-day effective yield as of June 30, 2016.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLP (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016 (Unaudited)

Assets:
Investments, at market value (cost $11,337,723)	$14,746,923
Cash	1,100
Dividends, reclaims and interest receivable	4,869
Prepaid expenses	30,017
Total Assets	14,782,909

Liabilities:
Investment advisory fees	4,214
Payable to other affiliates	18,458
Professional fees	7,768
Accrued expenses and other liabilities	2,678
Total Liabilities	33,118
Total Net Assets	$14,749,791

Net Assets Consist of:
Capital stock	$11,168,024
Accumulated net investment loss	(24,870)
Undistributed net realized gain on investments	197,437
Net unrealized appreciation on investments	3,409,200
Total Net Assets	$14,749,791

Shares outstanding (unlimited number of shares authorized, no par value)	1,540,744

Net asset value, offering price and redemption price per share	$9.57

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For The Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income	$91,329
Interest income	635
Total Investment Income	91,964

Expenses:
Investment advisory fees	77,889
Accounting services fees	16,669
Administration fees	16,667
Transfer agent fees	14,979
Trustees’ fees and expenses	10,194
Other expenses	8,353
Professional fees	6,763
Insurance expense	3,631
Custodian fees	3,281
Reports to shareholders	2,784
Registration fees	1,815
Total Expenses	163,025
Fees waived and expenses reimbursed by Adviser	(46,191)
Net Expenses	116,834

Net Investment Loss	(24,870)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	483,076
Change in unrealized appreciation on investments	(1,619,500)
Net realized and unrealized loss on investments	(1,136,424)

Net Decrease in Net Assets from Operations	$(1,161,294)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Operations:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Net investment loss	$(24,870)	$(75,989)
Net realized gain on investment transactions	483,076	672,706
Change in unrealized appreciation on investments	(1,619,500)	(555,930)
Net increase (decrease) in net assets from operations	(1,161,294)	40,787

Distributions to Shareholders:
Net realized gain	—	(1,305,918)
Total distributions to shareholders	—	(1,305,918)

Capital Share Transactions:
Proceeds from shares sold	517,858	1,265,903
Shares issued in reinvestment of dividends	—	315,915
Payments for shares redeemed	(1,734,972)	(1,440,739)
Net increase (decrease) in net assets from capital share transactions	(1,217,114)	141,079

Decrease in Net Assets	(2,378,408)	(1,124,052)

Net Assets:
Beginning of period	17,128,199	18,252,251
End of period*	$14,749,791	$17,128,199
* Including accumulated net investment loss of:	$(24,870)	$—

Capital Share Transactions (in shares):	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Shares sold	54,977	112,450
Shares issued in reinvestment of dividends	—	30,694
Shares redeemed	(178,991)	(127,718)
Net increase (decrease) in shares outstanding	(124,014)	15,426
Shares outstanding:
Beginning of period	1,664,758	1,649,332
End of period	1,540,744	1,664,758

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of period/year	$10.29	$11.07	$11.51	$8.96	$7.81	$8.16
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)	(0.05)	(0.04)	(0.01)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.70)	0.06	0.38	2.56	1.15	(0.32)
Total from investment operations	(0.72)	0.01	0.34	2.55	1.16	(0.35)

Less distributions from:
Net investment income	—	—	—	—	(0.01)	—
Net realized gains	—	(0.79)	(0.78)	—	—	—
Total distributions	—	(0.79)	(0.78)	—	(0.01)	—
Net asset value, end of period/year	$9.57	$10.29	$11.07	$11.51	$8.96	$7.81

Total return(b)	(7.00%)	0.19%	2.98%	28.46%	14.90%	(4.29%)

Supplemental Data and Ratios:
Net assets, end of period/year	$14,749,791	$17,128,199	$18,252,251	$17,545,517	$13,408,081	$12,305,007
Ratio of net expenses to average net assets(c)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets(c)	(0.32%)	(0.41%)	(0.36%)	(0.14%)	0.14%	(0.35%)
Portfolio turnover rate(b)	22%	42%	30%	34%	17%	31%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016 (Unaudited)

1.	Organization

The Appleton Funds (the “Trust”) was organized as an Ohio business trust on October 31, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, no-load, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the “Fund”). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share. The Fund commenced operations on December 31, 2000. The Fund seeks long-term growth of capital by investing primarily in common stocks.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. The Fund is an investment company and follows the specialized accounting and reporting requirements for investment companies in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a) Securities Valuation – The net asset value of the Fund (“NAV”) is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The Fund’s portfolio securities are valued as of the close of business of the regular session of the NYSE (normally 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted by National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Money market instruments are valued at the reported net asset value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities

●	Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the market value of the Fund’s investments as of June 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$14,583,653	$—	$—	$14,583,653
Short-Term Investments	163,270	—	—	163,270
Total Investments in Securities	$14,746,923	$—	$—	$14,746,923

* Please refer to the Schedule of Investments for industry classification of the Fund’s holdings.

The Fund did not have any Level 3 investments during the period. It is the Fund’s policy to record transfers at the end of the reporting period. For the period ended June 30, 2016, there were no transfers between levels.

b) Share Valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the NAV per share.

c) Security Transactions and Investment Income – Security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income includes income distributions received from money market funds and is accrued daily.

d) Dividends and Distributions to Shareholders – Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Distributions are recorded on the ex-dividend date.

e) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Federal Income Tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provisions for income or excise taxes have been made.

The Fund follows the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The Fund recognizes tax benefits of uncertain tax positions only where the position is “more likely than not” of being sustained by the applicable tax authorities. The Fund has analyzed its tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2012 –December 31, 2015), and has concluded that no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions should be recorded. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as an expense on the Statement of Operations. The Fund did not incur any interest or penalties during the six months ended June 30, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will materially change in the next year.

g) Guarantees and Indemnifications – The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

h) Subsequent Events – On May 27, 2016 an Information Statement was furnished to shareholders of record as of March 31, 2016 of the Appleton Equity Growth Fund (the “Acquired Fund”), a series of The Appleton Funds, in connection with the solicitation by the Board of Trustees of The Appleton Funds (the “Appleton Board”) for action to be taken by written consent in lieu of a meeting of the shareholders of the Acquired Fund. Shareholders were provided information regarding the proposed tax-free reorganization of the Acquired Fund into a newly established series (the “Acquiring Fund”) of Series Portfolios Trust (“SPT”), an open-end investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Acquired Fund was organized as a series of The Appleton Funds and advised by Appleton Partners, Inc. (the “Adviser”). The Proposal was approved by the affirmative consent of shareholders by written consent action, and the reorganization of the Acquired Fund into the Acquiring Fund was completed on July 1, 2016. The written consent action was approved by shareholders representing 1,490,270 or 88.7% of the outstanding shares of the Acquired Fund as of March 31, 2016. As of March 31, 2016, the number of shares outstanding for the Fund was 1,680,124 shares. The reorganization did not result in a change in the investment adviser to the Acquired Fund, or any material change to the Acquired Fund’s investment objective, strategies or investment policies, or fundamental investment restrictions.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

3.	Investment Transactions

For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, were $3,379,320 and $4,415,928, respectively. There were no transactions in U.S. Government securities during the six months ended June 30, 2016.

4.	Federal Income Tax and Distribution Information

The cost basis of the Fund’s investments for federal income tax purposes as of June 30, 2016 was as follows:

Tax cost of investments	$11,337,723
Gross unrealized appreciation of investments	3,830,820
Gross unrealized depreciation of investments	(421,620)
Net unrealized appreciation of investments	$3,409,200

As of December 31, 2015, the components of distributable earnings of the Fund for federal income tax purposes were as follows:

Net unrealized appreciation of investments	5,028,700
Undistributed long-term capital gain	—
Other accumulated losses	(285,639)
Total accumulated earnings	$4,743,061

Other accumulated losses are comprised of post-October capital losses. Post-October capital losses are any net capital losses incurred between November 1 and the end of the Fund’s fiscal year, December 31. At December 31, 2015, the Fund deferred $285,639 of post-October capital losses.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions made by the Fund during the six months ended June 30, 2016. For the year ended December 31, 2015, the Fund paid a long-term capital gain distribution in the amount of $1,305,918.

5.	Related Party Transactions and Fees

The following is a summary of certain agreements entered into by the Trust on behalf of the Fund.

a) Investment Adviser – The Fund’s investment adviser is Appleton Partners, Inc. (the “Adviser”) pursuant to an Investment Advisory Agreement with the Adviser. Under the terms of this agreement, the Adviser manages the Fund’s investments and for these services is entitled to receive a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. Certain Trustees and Officers of the Trust are also Officers of the Adviser. The Adviser and certain affiliates of the Adviser own shares of the Fund.

b) Fee Waivers and Expense Reimbursement – Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. Effective March 21, 2014, the Adviser retained the right to recoup any fees waived or expenses reimbursed pursuant to the Operating Expenses Limitation Agreement in the prior three fiscal years subject to the limitation on the Fund’s expenses in effect at the time such recoupment is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. The Adviser has agreed to maintain these expense limitations with regard to the Fund through at least April 30, 2017. As of June 30, 2016, the amounts subject to potential recoupment by the Adviser were:

Amount	Expiring
$78,727	December 31, 2017
$71,728	December 31, 2018
$46,191	December 31, 2019

c) Distribution – The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the six months ended June 30, 2016 the Fund did not assess, accrue or collect a distribution fee.

The Trust entered into an Underwriting Agreement on behalf of the Fund with Quasar Distributors, LLC, a subsidiary of U.S. Bancorp (the “Distributor”). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Adviser pays the Distributor a monthly fee for its services.

d) Other Service Providers – U.S Bancorp Fund Services, LLC (“USBFS”), a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. Certain Officers of the Trust are also employees of USBFS. U.S. Bank, N.A. serves as custodian for the Fund. Both USBFS and U.S. Bank, N.A. receive a monthly fee based on the Fund’s average daily net assets, subject to a monthly minimum fee.

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT:

APPLETON EQUITY GROWTH FUND

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the members who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the investment advisory agreement for any new fund of the Trust. In this regard, at an in-person meetings held on May 12, 2016 (the “Meeting”), the Board reviewed an investment advisory agreement (the “Advisory Agreement”) with Appleton Partners, Inc. (“Appleton”) for the Appleton Equity Growth Fund (the “Fund”).

At the Meeting, the Board considered the factors and reached the conclusions described below in selecting Appleton and entering into the Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Appleton was guided by a detailed set of requests for information submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, in advance of the Meeting. The Board also met with representatives from Appleton. In considering and approving the Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the compensation payable to Appleton is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Appleton under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Appleton’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio.

The Board evaluated the ability of Appleton, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of Appleton.

Fund Performance and Expenses

As the Fund was proposed for to acquire assets and assume liabilities of an existing fund (the “Target Fund”) that is currently managed by Appleton with substantially similar investment objectives, principal investment strategies and investment limitations, the Board considered the prior short-term and long-term performance of the Target Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and comparable funds utilizing Morningstar peer group. The Board noted that the Target Fund had underperformed its peer group median for the one-year, three-year, five-year and ten-year time periods ended September 30, 2015, and further noted underperformance to the S&P 500 Index for the same periods. The Board also considered the volatility of the Fund’s performance, noting that the standard deviation of its returns was lower than its peer group median. The Board received further explanations of the Target Fund’s underperformance, and noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various components, including contractual and/or estimated advisory fees, administrative fees, custodian and other non-advisory fees, and fee waiver and expense reimbursement arrangements. The Board also considered these expense ratios in comparison to those of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc. based on screening criteria applied by USBFS in consultation with Appleton, analyzing among other details the Fund’s expense ratios in relation to median and average ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group and Supplemental Expense Group. The Board noted that the Fund’s net operating expense ratio was higher than the median but lower than the average ratios of the Fund’s Expense Group. The Board noted that Fund did not pay, or anticipate paying any 12b-1 fees.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the expense structure of the Fund supported the approval of the Advisory Agreement.

Investment Advisory Fee Rate

The Board reviewed and considered the contractual investment advisory fee rate that would be payable by the Fund to Appleton for investment advisory services (the “Advisory Agreement Rate”). Among other information reviewed by the Board was a comparison of the Advisory Agreement Rate of the Fund with those of other funds in the Expense Group. The Board noted that the Advisory Agreement Rate of the Fund was higher than the median and average rates for the Expense Group.

The Board received and evaluated information about the nature and extent of responsibilities and duties that would be assumed by Appleton. The Board also received and considered information about the nature and extent of services offered and fee rates charged by Appleton to other types of clients.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate was reasonable in light of the services to be covered by the Advisory Agreement.

Profitability

The Board reviewed Appleton’s financial information, which included a report on the profitability to Appleton from its relationship with the Target Fund. After such review, the Board determined that the profitability to Appleton from such relationship was not excessive.

Economies of Scale

With respect to possible economies of scale, the Board received information suggesting that economies of scale would likely be realized by Appleton as the assets of the Fund grow, although assets were not yet sufficient to generate economies of scale. The Board also considered that the proposed fee waiver and expense reimbursement arrangements are a means of sharing potential economies of scale with the Fund. The Board acknowledged the inherent limitations of any analysis of potential economies of scale and noted that it would have an opportunity to consider economies of scale and advisory fee breakpoints in the context of future contract renewals.

Other Benefits to Appleton

The Board received and considered information regarding potential “fall-out” or ancillary benefits to Appleton, as a result of its relationship with the Fund. Ancillary benefits could include benefits potentially derived from an increase in Appleton’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Appleton, or to operate other products and services that follow investment strategies similar to those of the Fund).

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Appleton were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreement for an initial two-year term.

ADDITIONAL INFORMATION
June 30, 2016 (Unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-800-543-0407.

Availability of Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-543-0407. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-800-543-0407, or (2) on the SEC’s website at www.sec.gov.

THE APPLETON FUNDS

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Appleton Funds
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109

Investment Adviser	Shareholder Services
Appleton Partners, Inc.	Nationwide: (Toll-Free) 877-71-APPLE
One Post Office Square, Sixth Floor
Boston, Massachusetts 02109	Trustees
John M. Cornish
Distributor	James I. Ladge
Quasar Distributors, LLC
615 East Michigan Street	Independent Registered Public
Milwaukee, WI 53202	Accounting Firm
Baker Tilly Virchow Krause, LLP
Fund Administrator, Transfer Agent	777 East Wisconsin Avenue
and Fund Accountant	Milwaukee, WI 53202
U.S. Bancorp Fund Services, LLC
615 East Michigan Street	Legal Counsel
Milwaukee, WI 53202	Mintz, Levin, Cohn, Ferris, Glovsky, and Popeo, P.C
One Financial Center
Custodian	Boston, Massachusetts 02411
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

This report should be accompanied or proceeded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-800-543-0407.

Item 2.  Code of Ethics.

Not applicable for semi annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi annual reports.

Item 5.  Audit Committee of Listed Companies.

Not applicable for semi annual reports.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi annual reports.

(a)(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c‑1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Appleton Funds

By:
/s/ Daniel T. Buckley
Daniel T. Buckley
President
Date: 9/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Daniel T. Buckley
Daniel T. Buckley
President
Date: 9/7/2016

By:
James I Ladge
James I. Ladge
Treasurer
Date:  9/7/2016